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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported): MAY 8, 2003

                               INPUT/OUTPUT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13402                  22-2286646
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

          12300 PARC CREST DR.
              STAFFORD, TX                                 77477
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (281) 933-3339

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits

         99.1 Press Release, dated May 8, 2003, issued by Input/Output, Inc.

ITEM 9.  INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL
         CONDITION)

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On May 8, 2003, Input/Output, Inc. issued a press release re-announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003

                           Input/Output, Inc.
                           (Registrant)

                           By: /s/ Brad Eastman
                              --------------------------------------------------
                           Name: Brad Eastman
                           Title: Vice President & Chief Administrative Officer

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                                INDEX TO EXHIBITS

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
Exhibit No.       Description
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
   99.1           Press Release, dated May 8, 2003, issued by Input/Output, Inc.

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